UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2022

Techpoint, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55843	80-0806545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 N. First Street, #550 San Jose, CA	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including, Area Code: (408)324-0588

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Japanese Depositary Shares, each representing one Common Stock Share, $0.0001 par value per share	M-6697	Tokyo Stock Exchange (Mothers Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On February 10, 2022 (Japanese Standard Time), Techpoint, Inc. (together with its wholly-owned subsidiaries, the “Company”, “we”, “us” and “our”) filed with the Tokyo Stock Exchange a Japanese report referred to as “Kessan Tanshin,” which contained the Company’s unaudited financial results for the year ended December 31, 2021 (the “Tanshin”). A copy of the English translation of the Tanshin is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

This Form 8-K, including Exhibit 99.1, contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 31E of the Exchange Act, including but not limited to statements about the Company’s anticipated financial results for the year ending December 31, 2022. The forward-looking statements in this Form 8-K involve risks and uncertainties, and actual results may differ materially from those referred to in these forward-looking statements due to a number of factors, including but not limited to: the effect of competitive and economic factors on the Company’s business; the fact that the Company has a limited operating history which makes it difficult to evaluate its current and future prospects and future performance; changes in laws and regulations, including international trade regulations, that may impact the Company, the Company’s customers or the Company’s suppliers; fluctuations in results from period to period as a result of unpredictable volume and timing of customer orders; uncertain demand in the Company’s primary markets; the potential for decreases in the overall average selling prices of its products; changes in the relative sales mix of its products; changes in its cost of finished goods; changes in customer order patterns including order cancellations; the Company’s ability to successfully develop, introduce and sell new or enhanced products in a timely manner; and other events that could disrupt supply, delivery, or demand of the Company’s products. These and other risks that could affect the Company’s financial results are set forth in the “Risk Factors” section in the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release or otherwise disclose the result of any revision to these forward-looking statements that may be made as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 7.01 Regulation FD Disclosure.

The information in Item 2.02 is incorporated by reference into this Item 7.01.

Non-GAAP Financial Information

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In the Tanshin, for the years ended December 31, 2021 and 2020, the Company presents non-GAAP income from operations based on the exclusion of stock-based compensation expense and non-GAAP net income based on the exclusion of stock-based compensation expense and the relating tax impact.

The following tables contain a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP (generally accepted accounting principles in the United States) financial measures.

Year Ended December 31, 2021	Income From Operations	Net Income
GAAP	$19,885	$17,287
Stock-based compensation expense	1,845	1,845
Adjustment for taxes (1)	—	(243)
Non-GAAP	$21,730	$18,889

(1) Adjustment for taxes based on an assumed 13.19% effective tax rate, which was our assumed effective tax rate for fiscal 2021.

Year Ended December 31, 2020	Income From Operations	Net Income
GAAP	$3,698	$3,342
Stock-based compensation expense	1,486	1,486
Adjustment for taxes (1)	—	(218)
Non-GAAP	$5,184	$4,610

(1) Adjustment for taxes based on an assumed 14.66% effective tax rate, which was our assumed effective tax rate for fiscal 2020.

Note on non-GAAP financial information: The Company uses non-GAAP measures of adjusted income from operations and net income, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP financial measures are provided to enhance the user’s overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company’s management believes that non-GAAP results provide useful information to the Company’s board of directors, management and investors as these non-GAAP results exclude certain expenses that management believes are not indicative of the Company’s core operating results and can be impacted by factors beyond management’s direct control, such as the Company’s trading value. These non-GAAP results are some of the primary measurements management uses to assess the Company’s performance, allocate resources and plan for future periods. Reported non-GAAP results should only be considered as supplemental to results prepared in accordance with GAAP, and not considered as a substitute for, or superior to, GAAP results. These non-GAAP measures may differ from the non-GAAP measures reported by other companies in the Company’s industry. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures on a forward-looking basis is not available due to high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	English Translation of Tanshin, dated February 10, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Techpoint, Inc.

Date: February 10, 2022	By:	/s/ Fumihiro Kozato
Fumihiro Kozato
President and Chief Executive Officer (Principal Executive Officer)

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